EXHIBIT 10.2
REAFFIRMATION AGREEMENT
          REAFFIRMATION AGREEMENT dated as of May 9, 2006 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among the Grantors identified on the signature pages hereto (collectively, the “Reaffirming Parties”) and Bear Stearns Corporate Lending Inc., as Administrative Agent, under the Pledge and Security Agreement referred to below. Each such term used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.
          WHEREAS, American Casino & Entertainment Properties LLC., a Delaware limited liability company (the “Company”), certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, Bear Stearns & Co. Inc., as Sole Lead Arranger (in such capacity, the “Arranger”) and Sole Bookrunner and Bear Stearns Corporate Lending Inc., as Syndication Agent and as Administrative Agent (in such capacity, the “Administrative Agent”), have entered into that certain Credit Agreement, dated as of January 29, 2004, as amended and restated as of May 9, 2006 (the “Credit Agreement”);
          WHEREAS, the Company and the other Reaffirming Parties are each party to that certain Pledge and Security Agreement, dated as of May 26, 2004 in favor of Bear Stearns Corporate Lending, Inc., as Collateral Agent (in such capacity, the “Collateral Agent”);
          WHEREAS, each of the Reaffirming Parties is also party to one or more of the other Loan Documents;
          WHEREAS, each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Credit Agreement becoming effective and the consummation of the transactions contemplated thereby; and
          WHEREAS, the execution and delivery of this Agreement is a condition precedent to the effectiveness of the Credit Agreement and the consummation of the transactions contemplated thereby.
          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
Reaffirmation
          SECTION 1.01. Reaffirmation. Each of the Reaffirming Parties hereby consents to the Credit Agreement and the transactions contemplated thereby and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of the Credit Agreement, such guarantees, pledges and grants of security interests, and the terms of each of the Collateral Documents to which it is a party, shall continue to be in full force and effect. Each of the Reaffirming Parties acknowledges that the Lenders providing Loans pursuant to the Credit Agreement, after giving effect to the amendment and restatement thereof, are “Lenders” and “Secured Parties” for all purposes under the Loan Documents.
          SECTION 1.02. Grant. Each of the Reaffirming Parties hereby grants to the Collateral Agent and hereby confirms its grant to the Collateral Agent, for the benefit of the Secured Parties, (as defined in the Pledge and Security Agreement) under the Pledge and Security Agreement of a first priority security interest and continuing lien on all of such Reaffirming Party’s right, title and interest in, to and under all personal property and fixture property of such Reaffirming Property including, but not limited to the following, in each case whether now owned or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”) (all terms used and not defined in this Section 1.02 shall have the meanings set forth in the Pledge and Security Agreement):
(a)	all Accounts;

(b)	all Chattel Paper;

(c)	all Contracts

(d)	all Deposit Accounts;

(e)	all Documents;

(f)	all General Intangibles (including without limitation, Payment Intangibles);

(g)	all Instruments;

(h)	all Intellectual Property;

(i)	all Inventory;

(j)	all Investment Property;

(k)	all Letters of Credit and Letter of Credit Rights

(l)	all money

(m)	all Vehicles

(n)	all Goods and other property not otherwise described above;

(o)	all bank accounts, all funds held therein and certificates and instruments, if any, from time to time representing or evidencing such bank accounts;

(p)	all books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data

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processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

(q)	all Permits;

(r)	all Insurance and loss proceeds and other amounts payable thereunder and all eminent domain proceeds;

(s)	to the extent not otherwise included, all other personal property of the Grantors and Proceeds, accessions and products of any kind and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing (including, without limitation, Supporting Obligations);
          Notwithstanding anything to the contrary in this Agreement, the term “Collateral” shall not include any Excluded Assets.
          SECTION 1.03. Authorization. Pursuant to any applicable law, each Reaffirming Party authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Reaffirming Party in such form and in such offices as the Collateral Agent determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. Each Reaffirming Party authorizes the Collateral Agent to describe the collateral in any manner it deems appropriate or advisable, including, without limitation, describing collateral as “all personal property, whether now owned or hereafter acquired” in any such financing statements.
          SECTION 1.04. Amendment to Pledge and Security Agreement. (A) with respect to the delivery by ACEP of the Capital Stock of AREP Laughlin, subject (i) to compliance with Section 7.17 of the Pledge and Security Agreement by each of the parties thereto, including, without limitation, the receipt of all approvals of the Gaming Authorities required under applicable Gaming Laws and (which approvals must be received before this Section 1.04 will be effective) and (ii) to the designation by ACEP of AREP Laughlin as a Restricted Subsidiary pursuant to and in accordance with the requirements of Section 6.11 of the Credit Agreement (which designation must occur before this Section 1.04 will be effective) and (B) otherwise, immediately, Schedule 2 to the Pledge and Security Agreement is hereby amended and restated in its entirety by Schedule 2 attached hereto.
ARTICLE II
Miscellaneous
          SECTION 2.01. Notices. All notices hereunder shall be given in accordance with Section 10.1 of the Credit Agreement; provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the Company under the Credit Agreement.
          SECTION 2.02. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated

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herein) be construed, administered and applied in accordance with the terms and provisions thereof.
          SECTION 2.03. Effectiveness; Counterparts. This Agreement shall become effective on the date when (i) copies hereof which, when taken together, bear the signatures of each of the Reaffirming Parties set forth on the signature pages hereto and the Collateral Agent shall have been received by the Collateral Agent (or its counsel) and (ii) the Credit Agreement has become effective in accordance with its terms. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.
          SECTION 2.04. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the priority of any Loan Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing in this Agreement shall be construed as a release or other discharge of the Company or any other Group Member under any Loan Document from any of its obligations and liabilities under the Credit Agreement or the other Loan Documents.
          SECTION 2.05. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTION 11.12 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.
          SECTION 2.06. No Amendments. Subject to Section 1.04, no amendments to any Loan Document are intended hereby, provided, however, that any and all references in any Loan Document to “Loan”, Commitment”, “Termination Date”, and “Note” shall be to “Loan”, “Commitment”, “Termination Date”, and “Note”, respectively, as defined in the Credit Agreement.
[Remainder of Page Intentionally Left Blank]

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          IN WITNESS WHEREOF, each Reaffirming Party and the Collateral Agent, for the benefit of the Secured Parties, has caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC

By:	/s/ Richard P. Brown

Name: Richard P. Brown
Title: President and Chief Executive Officer

AMERICAN CASINO & ENTERTAINMENT PROPERTIES FINANCE CORP.

By:	/s/ Richard P. Brown

Name: Richard P. Brown
Title: President and Chief Executive Officer

STRATOSPHERE CORPORATION

By:	/s/ Richard P. Brown

Name: Richard P. Brown
Title: President and Chief Executive Officer

STRATOSPHERE GAMING CORP.

By:	/s/ Richard P. Brown

Name: Richard P. Brown
Title: President and Chief Executive Officer

STRATOSPHERE LAND CORPORATION

By:	/s/ Richard P. Brown

Name: Richard P. Brown
Title: President and Chief Executive Officer

STRATOSPHERE LEASING, LLC

By:	/s/ Richard P. Brown

Name: Richard P. Brown
Title: President and Chief Executive Officer

By:	Stratosphere Corporation, its sole member

By:	/s/ Richard P. Brown

Name: Richard P. Brown
Title: President and Chief Executive Officer

STRATOSPHERE DEVELOPMENT, LLC

By:	Stratosphere Corporation, member

By:	/s/ Richard P. Brown

Name: Richard P. Brown
Title: President and Chief Executive Officer

By: Arizona Charlie’s LLC, member

By:	/s/ Denise Barton

Name: Denise Barton
Title: Senior Vice President, Chief Financial Officer, Secretary and Treasurer

By:	Fresca, LLC, member

By:	Charlie’s Holding LLC, its sole member

By:	American Casino & Entertainment Properties LLC, its sole member

By:	/s/ Richard P. Brown

Name: Richard P. Brown
Title: President and Chief Executive Officer

STRATOSPHERE ADVERTISING AGENCY

By:	/s/ Denise Barton

Name: Denise Barton
Title: Senior Vice President, Chief Financial Officer, Secretary and Treasurer

ARIZONA CHARLIE’S, LLC

By:	/s/ Denise Barton

Name: Denise Barton
Title: Senior Vice President, Chief Financial Officer, Secretary and Treasurer

FRESCA, LLC

By:	Charlie’s Holding LLC, its sole member

By:	American Casino & Entertainment Properties LLC, its sole member

By:	/s/ Richard P. Brown

Name: Richard P. Brown
Title: President and Chief Executive Officer

CHARLIE’S HOLDING LLC

By:	American Casino & Entertainment Properties LLC, its sole member

By:	/s/ Richard P. Brown

Name: Richard P. Brown
Title: President and Chief Executive Officer

BEAR STEARNS CORPORATE LENDING, INC., as the Collateral Agent

By:	/s/

Name:
Title: